FIRST INVESTORS CASH MANAGEMENT FUND, INC.
               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
                         SUPPLEMENT DATED AUGUST 9, 1999
           TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1999

The following should be added after the seventh full paragraph under the section "To Open a Retirement Account" on page 2 of the Shareholder Manual dated April 22, 1999:

    Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.